Exhibit 99.2

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	44,821	45,686	47,208	51,726	189,441	56,530				56,530
Equity in earnings of affiliates	868	1,088	1,004	173	3,133	1,017				1,017
Gain on dispositions**	24	3,249	1,398	1,132	5,803	616				616
Other income**	49	104	(61)	186	278	84				84
Total Revenues and Other Income	45,762	50,127	49,549	53,217	198,655	58,247				58,247

Costs and Expenses
Purchased crude oil, natural gas and products	31,521	32,088	34,051	38,091	135,751	42,376				42,376
Production and operating expenses	2,527	2,619	2,583	2,906	10,635	2,628				2,628
Selling, general and administrative expenses	444	438	493	630	2,005	499				499
Exploration expenses	383	213	252	307	1,155	176				176
Depreciation, depletion and amortization	2,318	2,280	2,246	2,216	9,060	2,070				2,070
Impairments	91	1,532	59	98	1,780	-				-
Taxes other than income taxes*	4,037	4,247	4,227	4,282	16,793	4,364				4,364
Accretion on discounted liabilities	114	113	110	110	447	112				112
Interest and debt expense	301	349	264	273	1,187	262				262
Foreign currency transaction (gains) losses	36	54	(10)	12	92	(36)				(36)
Total Costs and Expenses	41,772	43,933	44,275	48,925	178,905	52,451				52,451
Income before income taxes	3,990	6,194	5,274	4,292	19,750	5,796				5,796
Provision for income taxes	1,878	2,011	2,205	2,239	8,333	2,754				2,754
Net Income	2,112	4,183	3,069	2,053	11,417	3,042				3,042
Less: net income attributable to
noncontrolling interests	(14)	(19)	(14)	(12)	(59)	(14)				(14)
Net Income Attributable to ConocoPhillips	2,098	4,164	3,055	2,041	11,358	3,028				3,028
*Includes excise taxes on petroleum products sales:	3,220	3,417	3,544	3,508	13,689	3,382				3,382

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	1.41	2.79	2.06	1.40	7.68	2.11				2.11
Diluted	1.40	2.77	2.05	1.39	7.62	2.09				2.09

Average Common Shares Outstanding (in thousands)
Basic	1,492,861	1,489,814	1,481,522	1,453,532	1,479,330	1,432,285				1,432,285
Diluted	1,503,565	1,501,257	1,493,080	1,465,794	1,491,067	1,445,477				1,445,477
**2010 has been reclassified to conform to current-year presentation.

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO CONOCOPHILLIPS BY SEGMENT

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	757	536	563	912	2,768	863				863
International E&P	1,075	3,578	1,001	776	6,430	1,489				1,489
Total E&P	1,832	4,114	1,564	1,688	9,198	2,352				2,352

Midstream	77	61	77	91	306	73				73

U.S. R&M	12	782	199	29	1,022	402				402
International R&M	(16)	(1,061)	69	178	(830)	80				80
Total R&M	(4)	(279)	268	207	192	482				482

LUKOIL Investment	387	529	1,310	277	2,503	239				239

Chemicals	110	138	132	118	498	193				193

Emerging Businesses	6	(10)	(20)	(35)	(59)	(7)				(7)

Corporate and Other	(310)	(389)	(276)	(305)	(1,280)	(304)				(304)

Consolidated	2,098	4,164	3,055	2,041	11,358	3,028				3,028

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	1,149	833	879	1,477	4,338	1,362				1,362
International E&P	2,632	5,145	2,539	2,291	12,607	3,248				3,248
Total E&P	3,781	5,978	3,418	3,768	16,945	4,610				4,610

Midstream	116	94	115	139	464	111				111

U.S. R&M	41	1,265	320	46	1,672	685				685
International R&M	(86)	(1,452)	76	218	(1,244)	114				114
Total R&M	(45)	(187)	396	264	428	799				799

LUKOIL Investment	395	546	1,653	424	3,018	362				362

Chemicals	135	198	182	165	680	260				260

Emerging Businesses	4	(18)	(43)	(56)	(113)	(15)				(15)

Corporate and Other	(396)	(417)	(447)	(412)	(1,672)	(331)				(331)

Consolidated	3,990	6,194	5,274	4,292	19,750	5,796				5,796

EFFECTIVE TAX RATES

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	34.0%	35.7%	35.8%	38.3%	36.2%	36.6%				36.6%
International E&P	58.7%	30.1%	60.1%	65.6%	48.6%	53.8%				53.8%
Total E&P	51.2%	30.9%	53.9%	54.9%	45.4%	48.7%				48.7%

Midstream	33.6%	35.1%	33.9%	33.8%	34.1%	34.2%				34.2%

U.S. R&M	68.3%	38.1%	37.5%	32.6%	38.6%	41.0%				41.0%
International R&M	81.4%	26.9%	9.2%	18.3%	33.3%	30.7%				30.7%
Total R&M	93.3%	-48.7%	32.1%	20.8%	54.0%	39.5%				39.5%

LUKOIL Investment	1.8%	3.3%	20.8%	34.7%	17.1%	34.0%				34.0%

Chemicals	18.5%	29.8%	28.0%	28.5%	26.8%	25.8%				25.8%

Emerging Businesses	-25.0%	50.0%	55.8%	35.7%	47.8%	53.3%				53.3%

Corporate and Other	21.7%	6.5%	38.5%	26.0%	23.4%	8.2%				8.2%

Consolidated	47.1%	32.5%	41.8%	52.2%	42.2%	47.5%				47.5%

ESTIMATED TAXES PAID

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash income taxes paid	1,596	2,329	2,097	2,452	8,474	2,722				2,722
Taxes other than income taxes	4,037	4,247	4,227	4,282	16,793	4,364				4,364
Less: Excise taxes*	(3,220)	(3,417)	(3,544)	(3,508)	(13,689)	(3,382)				(3,382)
Estimated Taxes Paid	2,413	3,159	2,780	3,226	11,578	3,704				3,704
*Represents taxes collected by ConocoPhillips and reimbursed to taxing authorities.

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO CONOCOPHILLIPS (AFTER-TAX)

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain (loss) on asset sales	-	-	32	293	325	151				151
Pending claims and settlements	-	(82)	-	-	(82)	-				-
Total	-	(82)	32	293	243	151				151

International E&P
Gain (loss) on asset sales	-	2,679	-	147	2,826	4				4
Impairments	-	-	-	(638)	(638)	-				-
Cancelled projects	(83)	(2)	-	-	(85)	-				-
Deferred tax adjustment	-	40	-	-	40	-				-
Pending claims and settlements	-	-	26	32	58	-				-
Total	(83)	2,717	26	(459)	2,201	4				4

Total E&P	(83)	2,635	58	(166)	2,444	155				155

Midstream

Total	-	-	-	-	-	-				-

U.S. R&M
Gain (loss) on asset sales	-	116	-	-	116	2				2
Impairments	-	(8)	-	-	(8)	-				-
Pending claims and settlements	-	35	-	-	35	-				-
Total	-	143	-	-	143	2				2

International R&M
Impairments	-	(1,110)	-	-	(1,110)	-				-
Cancelled projects	(25)	(4)	-	-	(29)	-				-
Severance accrual	-	(28)	-	-	(28)	-				-
Total	(25)	(1,142)	-	-	(1,167)	-				-

Total R&M	(25)	(999)	-	-	(1,024)	2				2

LUKOIL Investment
Gain (loss) on asset sales	-	99	874	278	1,251	237				237
Total	-	99	874	278	1,251	237				237

Chemicals

Total	-	-	-	-	-	-				-

Emerging Businesses

Total	-	-	-	-	-	-				-

Corporate and Other
Pending claims and settlements	-	(24)	-	-	(24)	-				-
Cancelled projects	(2)	2	-	-	-	-				-
Premium on early debt retirement	-	-	(114)	-	(114)	-				-
Total	(2)	(22)	(114)	-	(138)	-				-

Total Company	(110)	1,713	818	112	2,533	394				394

CASH FLOW INFORMATION

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	2,112	4,183	3,069	2,053	11,417	3,042				3,042
Depreciation, depletion and amortization	2,318	2,280	2,246	2,216	9,060	2,070				2,070
Impairments	91	1,532	59	98	1,780	-				-
Dry hole costs and leasehold impairments	133	72	122	150	477	50				50
Accretion on discounted liabilities	114	113	110	110	447	112				112
Deferred taxes	(35)	(508)	(392)	57	(878)	87				87
Undistributed equity earnings	(503)	(686)	(453)	569	(1,073)	(523)				(523)
Gain on asset dispositions	(24)	(3,249)	(1,398)	(1,132)	(5,803)	(616)				(616)
Other	(187)	(356)	322	(28)	(249)	(185)				(185)
Net working capital changes	(979)	94	654	2,098	1,867	(2,090)				(2,090)
Net Cash Provided by
Operating Activities	3,040	3,475	4,339	6,191	17,045	1,947				1,947

Cash Flows from Investing Activities
Capital expenditures and investments	(2,071)	(2,009)	(2,291)	(3,390)	(9,761)	(2,884)				(2,884)
Proceeds from asset dispositions	132	5,811	6,290	3,139	15,372	1,787				1,787
Net purchases of short-term investments	-	-	-	(982)	(982)	(1,170)				(1,170)
Long-term advances to/collections from
related parties and other investments	(218)	38	102	114	36	56				56
Net Cash Provided by (Used in) Investing Activities	(2,157)	3,840	4,101	(1,119)	4,665	(2,211)				(2,211)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	347	(2,717)	(2,838)	6	(5,202)	(373)				(373)
Issuance of company common stock	9	26	24	74	133	75				75
Repurchase of company common stock	-	(390)	(868)	(2,608)	(3,866)	(1,636)				(1,636)
Dividends paid on company common stock	(744)	(816)	(816)	(799)	(3,175)	(944)				(944)
Other	(186)	(169)	(189)	(165)	(709)	(183)				(183)
Net Cash Used in
Financing Activities	(574)	(4,066)	(4,687)	(3,492)	(12,819)	(3,061)				(3,061)

Effect of Exchange Rate Changes	4	16	123	(122)	21	43				43

Net Change in Cash
and Cash Equivalents	313	3,265	3,876	1,458	8,912	(3,282)				(3,282)
Cash and cash equivalents
at beginning of period	542	855	4,120	7,996	542	9,454				9,454
Cash and Cash Equivalents
at End of Period	855	4,120	7,996	9,454	9,454	6,172				6,172

CAPITAL PROGRAM

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	1,850	1,745	2,012	2,886	8,493	2,692				2,692
Loans and advances	48	21	27	17	113	(4)				(4)
Joint venture acquisition obligation--principal	161	164	166	168	659	170				170
E&P total	2,059	1,930	2,205	3,071	9,265	2,858				2,858
Midstream*	-	-	1	2	3	3				3
R&M
Capital expenditures and investments	192	226	241	397	1,056	156				156
Loans and advances	200	-	-	-	200	-				-
R&M total	392	226	241	397	1,256	156				156
LUKOIL Investment*	-	-	-	-	-	-				-
Chemicals*	-	-	-	-	-	-				-
Emerging Businesses*	1	4	2	20	27	6				6
Corporate and Other*	28	34	35	85	182	27				27
Total Capital Program	2,480	2,194	2,484	3,575	10,733	3,050				3,050
*Capital expenditures and investments only.

E&P

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income Attributable
to ConocoPhillips ($ Millions)	1,832	4,114	1,564	1,688	9,198	2,352				2,352

Production

Total, Including Equity Affiliates (MBOE/D)	1,828	1,733	1,717	1,729	1,752	1,702				1,702
E&P segment plus LUKOIL Investment segment:	2,271	2,176	2,139	1,729	2,078	1,702				1,702

Crude Oil and Natural Gas Liquids (NGL) (MB/D)
Consolidated operations	901	837	846	847	858	800				800
Equity affiliates	57	56	51	56	55	60				60
Total	958	893	897	903	913	860				860
Over/(Under) Lifting of Crude Oil (MB/D)	19	6	(16)	(17)	(1)	12				12

Synthetic Oil (MB/D)	22	25	-	-	12	-				-

Bitumen (MB/D)
Consolidated operations	8	10	10	11	10	11				11
Equity affiliates	52	48	49	50	49	53				53
Total	60	58	59	61	59	64				64

Natural Gas (MMCF/D)
Consolidated operations	4,635	4,431	4,431	4,252	4,437	4,162				4,162
Equity affiliates	91	110	134	339	169	507				507
Total	4,726	4,541	4,565	4,591	4,606	4,669				4,669

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI spot	78.67	77.78	76.03	85.06	79.39	93.98				93.98
Brent dated	76.24	78.30	76.86	86.48	79.47	104.97				104.97
Natural Gas ($/MMBTU)
Henry Hub -- First of Month	5.30	4.09	4.38	3.80	4.39	4.11				4.11

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations	71.89	71.00	69.22	78.53	72.63	91.30				91.30
Equity affiliates	71.30	72.46	72.95	81.95	74.81	94.95				94.95
Total	71.86	71.09	69.45	78.76	72.77	91.55				91.55

Synthetic Oil ($/BBL)	78.67	76.60	-	-	77.56	-				-

Bitumen ($/BBL)
Consolidated operations	59.18	45.81	47.96	52.37	51.10	47.94				47.94
Equity affiliates	56.15	49.73	52.38	55.27	53.43	56.15				56.15
Total	56.57	49.19	51.50	54.79	53.06	54.77				54.77

Natural Gas ($/MCF)
Consolidated operations	5.63	4.64	4.86	5.13	5.07	5.54				5.54
Equity affiliates	2.67	3.02	2.82	2.73	2.79	2.59				2.59
Total	5.57	4.60	4.80	4.95	4.98	5.22				5.22

Exploration Charges ($ Millions)
Dry holes	93	28	26	89	236	9				9
Leasehold impairment	40	44	96	61	241	41				41
Total Noncash Charges	133	72	122	150	477	50				50
Other (G&A, G&G and Lease rentals)	250	141	130	157	678	126				126
Total Exploration Charges	383	213	252	307	1,155	176				176

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	2,071	2,033	2,017	1,975	8,096	1,830				1,830

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	60	18	(20)	2	60	(4)				(4)

U.S. E&P

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income Attributable
to ConocoPhillips ($ Millions)	757	536	563	912	2,768	863				863

Alaska ($ Millions)	517	381	361	476	1,735	549				549
Lower 48 ($ Millions)	240	155	202	436	1,033	314				314

Production
Total U.S. (MBOE/D)	703	686	678	676	686	629				629

Crude Oil and NGL (MB/D)
Alaska	247	221	215	238	230	214				214
Lower 48	156	161	160	160	160	150				150
Total	403	382	375	398	390	364				364
Over/(Under) Lifting of Crude Oil (MB/D)	9	4	(26)	-	(3)	38				38

Natural Gas (MMCF/D)
Alaska	94	82	82	70	82	67				67
Lower 48	1,705	1,740	1,738	1,599	1,695	1,522				1,522
Total	1,799	1,822	1,820	1,669	1,777	1,589				1,589

Average Realized Prices
Crude Oil and NGL ($/BBL)
Alaska	77.25	77.44	75.87	83.54	78.61	95.56				95.56
Lower 48	59.54	55.70	54.07	61.53	57.69	69.34				69.34
Total U.S.	70.40	68.15	65.71	74.22	69.73	85.36				85.36

Natural Gas ($/MCF)
Alaska	4.33	4.76	4.89	4.55	4.62	3.93				3.93
Lower 48	5.21	3.93	4.06	3.82	4.25	4.11				4.11
Total U.S.	5.16	3.96	4.10	3.85	4.27	4.10				4.10

Kenai, Alaska LNG Sales
Volume (MMCF/D)	56	51	49	32	47	20				20
Sales price per MCF	11.70	12.08	12.84	11.86	12.13	12.94				12.94

U.S. Exploration Charges ($ Millions)
Dry holes	-	(1)	(6)	(1)	(8)	6				6
Leasehold impairment	22	26	79	23	150	22				22
Total Noncash Charges	22	25	73	22	142	28				28
Other (G&A, G&G and Lease rentals)	32	48	39	64	183	41				41
Total U.S. Exploration Charges	54	73	112	86	325	69				69
Alaska Only	7	10	10	14	41	8				8

DD&A ($ Millions)
Alaska	152	152	151	166	621	136				136
Lower 48	585	589	549	540	2,263	513				513
Total U.S.	737	741	700	706	2,884	649				649

INTERNATIONAL E&P

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P Net Income
Attributable to ConocoPhillips ($ Millions)	1,075	3,578	1,001	776	6,430	1,489				1,489

Production
Total, Including Equity Affiliates (MBOE/D)	1,125	1,047	1,039	1,053	1,066	1,073				1,073

Crude Oil and NGL (MB/D)
Consolidated operations
Canada	41	42	40	31	38	37				37
Norway	152	121	142	133	137	131				131
United Kingdom	83	77	65	72	74	65				65
Australia/Timor-Leste	34	25	34	30	31	32				32
China	71	67	66	66	68	77				77
Indonesia	17	20	19	14	17	11				11
Vietnam	22	24	25	24	24	22				22
Algeria	13	13	13	13	13	13				13
Libya	46	47	46	46	46	28				28
Nigeria	19	19	21	20	20	20				20
Total consolidated operations	498	455	471	449	468	436				436
Equity affiliates	57	56	51	56	55	60				60
Total	555	511	522	505	523	496				496
Over/(Under) Lifting of Crude Oil (MB/D)	10	2	10	(17)	2	(26)				(26)

Synthetic Oil (MB/D)
Consolidated operations--Canada	22	25	-	-	12	-				-

Bitumen (MB/D)
Consolidated operations--Canada	8	10	10	11	10	11				11
Equity affiliates	52	48	49	50	49	53				53
Total	60	58	59	61	59	64				64

Natural Gas (MMCF/D)
Consolidated operations
Canada	1,021	1,043	974	902	984	944				944
Norway	249	182	185	219	209	208				208
United Kingdom	712	567	546	601	606	543				543
Australia/Timor-Leste	239	184	260	248	233	237				237
Indonesia	462	473	472	443	463	467				467
Vietnam	15	16	16	16	16	16				16
Libya	8	8	8	8	8	5				5
Nigeria	130	136	150	146	141	153				153
Total consolidated operations	2,836	2,609	2,611	2,583	2,660	2,573				2,573
Equity affiliates	91	110	134	339	169	507				507
Total	2,927	2,719	2,745	2,922	2,829	3,080				3,080

Darwin, Australia LNG Sales (MMCF/D)	401	297	458	455	403	420				420

INTERNATIONAL E&P (continued)

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations
Canada	57.58	54.56	50.58	61.50	55.70	62.27				62.27
Norway	75.47	76.16	76.12	86.54	78.20	104.90				104.90
United Kingdom	74.03	72.64	73.04	82.24	75.82	93.94				93.94
Australia/Timor-Leste	68.73	68.75	64.88	78.92	70.21	91.02				91.02
China	74.89	77.78	73.64	83.77	77.31	100.54				100.54
Indonesia	67.65	68.49	63.71	75.70	68.41	94.31				94.31
Vietnam	80.92	81.26	78.79	89.20	82.65	107.37				107.37
Algeria	74.39	79.92	77.45	89.31	80.68	105.21				105.21
Libya	76.17	77.81	76.22	86.63	79.22	98.30				98.30
Nigeria	71.76	61.61	70.29	66.70	68.04	91.53				91.53
Total consolidated operations	73.08	73.34	71.75	82.29	74.95	96.86				96.86
Equity affiliates	71.30	72.46	72.95	81.95	74.81	94.95				94.95
Total	72.91	73.24	71.87	82.25	74.94	96.62				96.62

Synthetic Oil ($/BBL)
Consolidated operations--Canada	78.67	76.60	-	-	77.56	-				-

Bitumen ($/BBL)
Consolidated operations--Canada	59.18	45.81	47.96	52.37	51.10	47.94				47.94
Equity affiliates	56.15	49.73	52.38	55.27	53.43	56.15				56.15
Total	56.57	49.19	51.50	54.79	53.06	54.77				54.77

Natural Gas ($/MCF)
Consolidated operations
Canada	4.63	3.63	3.34	3.32	3.74	3.59				3.59
Norway	7.08	7.01	7.68	9.23	7.70	9.61				9.61
United Kingdom	6.66	5.61	6.27	8.02	6.67	8.18				8.18
Australia/Timor-Leste*	1.06	0.85	0.96	0.71	0.90	0.81				0.81
Indonesia	7.49	7.60	7.07	7.80	7.48	9.43				9.43
Vietnam	1.17	1.16	1.17	1.19	1.17	1.16				1.16
Libya	0.09	0.09	0.09	0.09	0.09	0.09				0.09
Nigeria	2.04	1.88	1.76	1.80	1.86	2.15				2.15
Total consolidated operations	5.92	5.10	5.38	5.96	5.60	6.43				6.43
Equity affiliates	2.67	3.02	2.82	2.73	2.79	2.59				2.59
Total	5.82	5.03	5.26	5.58	5.43	5.80				5.80

International Exploration Charges ($ Millions)
Dry holes	93	29	32	90	244	3				3
Leasehold impairment	18	18	17	38	91	19				19
Total Noncash Charges	111	47	49	128	335	22				22
Other (G&A, G&G and Lease rentals)	218	93	91	93	495	85				85
Total International Exploration Charges	329	140	140	221	830	107				107

DD&A ($ Millions)	1,334	1,292	1,317	1,269	5,212	1,181				1,181
*Excludes transfers to Darwin LNG plant.

R&M

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	(4)	(279)	268	207	192	482				482

United States ($ Millions)	12	782	199	29	1,022	402				402
International ($ Millions)	(16)	(1,061)	69	178	(830)	80				80

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,066	2,275	2,232	2,049	2,156	2,145				2,145
Total Charge Input (MB/D)	2,226	2,448	2,383	2,235	2,323	2,315				2,315
Crude Oil Capacity Utilization (%)	78%	86%	84%	77%	81%	89%				89%
Clean Product Yield (%)	84%	84%	83%	83%	83%	83%				83%

Refined Products Production (MB/D)
Gasoline	986	1,038	996	927	987	986				986
Distillates	834	969	935	882	905	903				903
Other	418	457	468	452	449	442				442
Total	2,238	2,464	2,399	2,261	2,341	2,331				2,331

Petroleum Products Sales (MB/D)
Gasoline	1,249	1,319	1,280	1,321	1,292	1,270				1,270
Distillates	1,089	1,201	1,199	1,263	1,189	1,203				1,203
Other	471	524	627	613	559	587				587
Total	2,809	3,044	3,106	3,197	3,040	3,060				3,060

Market Indicators
U.S. East Coast Crack Spread ($/BBL)	8.21	10.71	8.84	11.83	9.90	19.09				19.09
U.S. Gulf Coast Crack Spread ($/BBL)	6.70	9.90	7.45	7.79	7.96	17.25				17.25
U.S. Group Central Crack Spread ($/BBL)	6.82	11.38	10.58	9.17	9.49	18.95				18.95
U.S. West Coast Crack Spread ($/BBL)	9.72	14.95	14.97	12.58	13.06	16.14				16.14
U.S. Weighted 3:2:1 Crack Spread ($/BBL)	7.68	11.44	9.97	9.95	9.76	17.76				17.76
NW Europe Crack Spread ($/BBL)	9.25	11.60	9.84	12.04	10.68	12.31				12.31
Singapore 3:1:2 Crack Spread ($/BBL)	10.17	10.68	11.13	12.25	11.06	16.33				16.33

Realized Margins
Refining Margin ($/BBL)
U.S.	5.62	8.82	6.53	7.06	7.05	10.05				10.05
International	8.73	10.27	4.41	12.20	8.90	8.28				8.28
Integrated Margin ($/BBL)
U.S.	6.07	10.40	7.21	7.55	7.87	10.16				10.16
International	11.60	13.82	7.68	14.37	11.85	9.34				9.34

DD&A ($ Millions)	214	211	199	208	832	207				207

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(47)	(55)	42	-	(60)	31				31

Turnaround Expense ($ Millions)	72	94	86	207	459	81				81

R&M (continued)

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. R&M
Eastern U.S.
Crude Oil Charge Input (MB/D)	379	410	387	269	361	392				392
Total Charge Input (MB/D)	406	457	433	347	411	443				443
Crude Oil Capacity Utilization (%)	90%	97%	91%	64%	85%	93%				93%
Clean Product Yield (%)	89%	89%	89%	90%	89%	91%				91%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	641	730	664	636	668	614				614
Total Charge Input (MB/D)	731	804	730	701	741	685				685
Crude Oil Capacity Utilization (%)	87%	100%	90%	87%	91%	84%				84%
Clean Product Yield (%)	82%	82%	81%	78%	81%	80%				80%

Western U.S.
Crude Oil Charge Input (MB/D)	374	394	394	377	385	371				371
Total Charge Input (MB/D)	389	425	416	395	406	397				397
Crude Oil Capacity Utilization (%)	90%	95%	95%	90%	92%	89%				89%
Clean Product Yield (%)	82%	83%	81%	82%	82%	83%				83%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	170	189	187	152	175	177				177
Total Charge Input (MB/D)	172	191	190	153	177	179				179
Crude Oil Capacity Utilization (%)	91%	101%	100%	81%	93%	94%				94%
Clean Product Yield (%)	91%	92%	92%	92%	92%	91%				91%

Central U.S. - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)	178	190	201	205	193	181				181
Total Charge Input (MB/D)	189	202	205	218	203	194				194
Crude Oil Capacity Utilization (%)	79%	84%	89%	91%	86%	80%				80%
Clean Product Yield (%)	83%	82%	79%	82%	82%	80%				80%

Total U.S.
Crude Oil Charge Input (MB/D)	1,742	1,913	1,833	1,639	1,782	1,735				1,735
Total Charge Input (MB/D)	1,887	2,079	1,974	1,814	1,938	1,898				1,898
Crude Oil Capacity Utilization (%)	88%	96%	92%	83%	90%	87%				87%
Clean Product Yield (%)	84%	85%	84%	83%	84%	85%				85%

Refined Products Production (MB/D)
Gasoline	873	938	869	786	867	853				853
Distillates	679	785	746	683	723	717				717
Other	349	377	377	369	368	344				344
Total	1,901	2,100	1,992	1,838	1,958	1,914				1,914

Petroleum Products Sales (MB/D)
Gasoline	1,092	1,170	1,103	1,115	1,120	1,099				1,099
Distillates	807	921	874	890	873	852				852
Other	366	387	432	413	400	437				437
Total	2,265	2,478	2,409	2,418	2,393	2,388				2,388
*Represents 50 percent share of the Borger Refinery and Wood River Refinery.

International R&M
International - Consolidated*
Crude Oil Charge Input (MB/D)	276	255	285	280	274	272				272
Total Charge Input (MB/D)	288	262	295	288	283	279				279
Crude Oil Capacity Utilization (%)	50%	46%	52%	51%	50%	93%				93%
Clean Product Yield (%)	80%	75%	77%	79%	78%	75%				75%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	48	107	114	130	100	138				138
Total Charge Input (MB/D)	51	107	114	133	102	138				138
Crude Oil Capacity Utilization (%)	41%	90%	96%	109%	84%	103%				103%
Clean Product Yield (%)	81%	87%	83%	87%	85%	84%				84%

Total International
Crude Oil Charge Input (MB/D)	324	362	399	410	374	410				410
Total Charge Input (MB/D)	339	369	409	421	385	417				417
Crude Oil Capacity Utilization (%)	48%	54%	60%	61%	56%	96%				96%
Clean Product Yield (%)	81%	78%	79%	82%	80%	78%				78%

Refined Products Production (MB/D)
Gasoline	113	100	127	141	120	133				133
Distillates	155	184	189	199	182	186				186
Other	69	80	91	83	81	98				98
Total	337	364	407	423	383	417				417

Petroleum Products Sales (MB/D)
Gasoline	157	149	177	206	172	171				171
Distillates	282	280	325	373	316	351				351
Other	105	137	195	200	159	150				150
Total	544	566	697	779	647	672				672
*Represents our Humber Refinery in the United Kingdom and Whitegate Refinery in Ireland. Prior to January 1, 2011, also represented our Wilhelmshaven Refinery in Germany.
**Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia.

LUKOIL INVESTMENT

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment Net Income
Attributable to ConocoPhillips ($ Millions)	387	529	1,310	277	2,503	239				239

Upstream
Production
Net crude oil production (MB/D)	391	382	366	-	284	-				-
Net natural gas production (MMCF/D)	312	368	338	-	254	-				-
Total (MBOE/D)	443	443	422	-	326	-				-

Industry Prices
Crude Oil ($/BBL)
Urals crude (CIF Mediterranean) (one-quarter lag)	74.26	75.41	76.86	-	-	-				-

Downstream
Refinery Throughput
Crude Processed (MB/D)	246	248	263	-	189	-				-

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(2)	(16)	5	(2)	(15)	2				2

MIDSTREAM

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income Attributable
to ConocoPhillips ($ Millions)	77	61	77	91	306	73				73

U.S. Equity Affiliate ($ Millions)*	53	31	39	68	191	48				48

NGL Extracted (MB/D)
Equity Affiliates
United States*	176	181	189	191	184	179				179
International	10	9	9	8	9	9				9
Total	186	190	198	199	193	188				188
*Represents 50 percent interest in DCP Midstream.

NGL Fractionated (MB/D)
United States*	140	138	116	141	134	121				121
International	19	18	18	16	18	18				18
Total	159	156	134	157	152	139				139
*Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/BBL)*
Consolidated	48.93	43.21	40.55	48.98	45.42	53.55				53.55
DCP Midstream	45.65	38.11	36.66	44.68	41.28	47.64				47.64
*Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	1	2	1	2	6	2				2

CHEMICALS

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable
to ConocoPhillips ($ Millions)	110	138	132	118	498	193				193

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	18.2	19.6	11.2	12.1	15.2	16.7				16.7
HDPE industry contract sales margin	17.3	24.5	28.2	24.8	23.7	25.1				25.1
Styrene industry contract sales margin	10.3	12.3	10.1	12.0	11.2	11.7				11.7

*Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	6	(10)	(20)	(35)	(59)	(7)				(7)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Power	29	17	8	(5)	49	22				22
Other	(23)	(27)	(28)	(30)	(108)	(29)				(29)
Total	6	(10)	(20)	(35)	(59)	(7)				(7)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	-	(1)	-	-	(1)	-				-

CORPORATE AND OTHER

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	(310)	(389)	(276)	(305)	(1,280)	(304)				(304)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Net interest expense	(222)	(254)	(285)	(204)	(965)	(181)				(181)
Corporate overhead	(36)	(47)	(37)	(89)	(209)	(63)				(63)
Other	(52)	(88)	46	(12)	(106)	(60)				(60)
Total	(310)	(389)	(276)	(305)	(1,280)	(304)				(304)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(383)	(433)	(351)	(351)	(1,518)	(342)				(342)
Capitalized interest	119	119	121	112	471	112				112
Interest revenue	6	14	13	31	64	39				39
Premium on early debt retirement	-	-	(146)	-	(146)	-				-
Total	(258)	(300)	(363)	(208)	(1,129)	(191)				(191)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(19)	(70)	60	14	(15)	(12)				(12)

Debt
Total Debt ($ Millions)	28,988	26,279	23,601	23,592	23,592	23,209				23,209
Debt-to-Capital Ratio (%)	31%	28%	25%	25%	25%	25%				25%

Equity ($ Millions)	63,417	65,945	69,917	69,109	69,109	70,521				70,521